UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 31, 2023

Earthstone Energy, LLC

(Exact name of registrant as specified in its charter)

(as successor in interest to Earthstone Energy, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-35049	81-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Woodloch Forest Drive, Suite 300 The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 298-4246

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ESTE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on August 21, 2023, Earthstone Energy, Inc., a Delaware corporation (the “Company”), and Earthstone Energy Holdings, LLC, a Delaware limited liability company (“EEH”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Permian Resources Corporation, a Delaware corporation (“Permian Resources”), Smits Merger Sub I Inc., a Delaware corporation and a direct wholly owned subsidiary of Permian Resources (“Merger Sub I”), Smits Merger Sub II LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Permian Resources (Merger Sub II”), and Permian Resources Operating, LLC, a Delaware limited liability company (“Permian OpCo”). Pursuant to the Merger Agreement, (i) Merger Sub I merged with and into the Company (the “Initial Company Merger”), with the Company surviving the Initial Company Merger as a wholly owned subsidiary of Permian Resources (the “Initial Surviving Corporation”), (ii) following the Initial Company Merger, the Initial Surviving Corporation merged with and into Merger Sub II (the “Subsequent Company Merger” and, together with the Initial Company Merger, the “Company Mergers”), with Merger Sub II surviving the Subsequent Company Merger as a wholly owned subsidiary of Permian Resources (in such capacity, the “Surviving Company”), and (iii) following the Company Mergers, EEH merged with and into Permian OpCo (the “OpCo Merger,” and, collectively with the Company Mergers, the “Mergers”), with Permian OpCo surviving the OpCo Merger. Capitalized terms used herein but not otherwise defined will have the meanings ascribed to them in the Merger Agreement.

The events described in this Current Report on Form 8-K took place in connection with the completion of the Mergers, which took place on November 1, 2023 (the “Closing Date”)

Item 1.02 Termination of a Material Definitive Agreement.

Credit Agreement

In connection with the consummation of the Mergers, on November 1, 2023, EEH, at the direction of the Company, terminated all outstanding lender commitments, including commitments of the lenders to issue letters of credit under that certain Credit Agreement, dated as of November 21, 2019, by and among EEH, as Borrower, the Company, as Parent, Wells Fargo Bank, National Association, as administrative agent and issuer of letters of credit thereunder, the lenders from time to time party thereto and the documentation agents party thereto (as amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

In connection with the termination of the Credit Agreement, on November 1, 2023, all outstanding obligations for principal, interest and fees under the Credit Agreement were paid off in full, and all liens securing such obligations and any letter of credit or hedging obligations permitted by the Credit Agreement to be secured by such liens and guarantees of such obligations were released.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As discussed in the Introductory Note, on November 1, 2023, Permian Resources completed its previously announced acquisition of the Company and its subsidiaries. At the effective time of the Mergers (the “Effective Time”), subject to certain exceptions:

•

each eligible share of Earthstone Class A common stock, par value $0.001 per share (“Earthstone Class A Common Stock”) was converted automatically into the right to receive 1.446 shares of Permian Resources Class A common stock, par value $0.0001 per share (“Permian Class A Common Stock”), with cash paid in lieu of the issuance of fractional shares;

•

each restricted stock unit granted pursuant to the Earthstone Energy, Inc. 2014 Long-Term Incentive Plan, as amended (the “Earthstone LTIP”) that vests solely on the basis of time (each, an “Earthstone RSU”) that was outstanding immediately prior to the Effective Time automatically (i) vested in full immediately prior to the Effective Time (including with respect to any dividend equivalents credited with respect to such Earthstone RSU that remained unpaid as of the Effective Time) and (ii) was canceled and converted into the right to receive, at the Effective Time, without interest, 1.446 shares of Permian Class A Common Stock, with cash paid in lieu of the issuance of fractional shares and for credited dividend equivalents;

•

each restricted stock unit granted pursuant to the Earthstone LTIP that is subject to performance-based vesting (each, an “Earthstone PSU”) that was outstanding immediately prior to the Effective Time automatically (i) vested immediately prior to the Effective Time (including with respect to any dividend equivalents credited with respect to such Earthstone PSU that remained unpaid as of the Effective Time), based on the attainment of the applicable performance metrics at the maximum level of performance, and (ii) was canceled and converted into the right to receive, without interest, 1.446 shares of Permian Class A Common Stock, with cash paid in lieu of fractional shares and for credited dividend equivalents;

•

each eligible share of Earthstone Class B common stock, par value $0.001 per share (“Earthstone Class B Common Stock”) was converted automatically into the right to receive 1.446 shares of Permian Resources Class C common stock, par value $0.0001 per share (“Permian Class C Common Stock”), with fractional shares canceled for no consideration; and

•

each limited liability company interest in EEH (“Earthstone OpCo Unit”) was converted automatically into the right to receive 1.446 limited liability company interests in Permian OpCo (“Permian OpCo Units”), with cash paid in lieu of the issuance of fractional units.

The issuance of Permian Class A Common Stock in connection with the Mergers was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Permian Resources’ registration statement on Form S-4, as amended (File No. 333-274355), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on September 25, 2023. The joint proxy statement/prospectus included in the registration statement contains additional information about the Mergers.

The foregoing description of the Mergers and the Merger Agreement, and the transactions contemplated thereby, is a summary only, does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.01.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the completion of the Mergers, shares of Earthstone Class A Common Stock were listed and traded on the New York Stock Exchange (the “NYSE”) under the trading symbol “ESTE.” In connection with the completion of the Mergers, the Company notified the NYSE that each eligible and outstanding share of Earthstone Class A Common Stock was converted into the right to receive 1.446 shares of Permian Class A Common Stock and requested that NYSE withdraw the listing of the Earthstone Class A Common Stock. Upon the Company’s request, the NYSE filed a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the Earthstone Class A Common Stock and the deregistration of the Earthstone Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Earthstone Class A Common Stock ceased being traded prior to the opening of the market on November 1, 2023, and is no longer listed on NYSE.

In addition, Earthstone Energy, LLC, as successor in interest to the Company, intends to file with the SEC a Form 15 requesting that the reporting obligations of the Company under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 1.02, Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each eligible share of the Earthstone Class A Common Stock was converted into the right to receive 1.446 shares of Permian Class A Common Stock.

Item 5.01 Changes in Control of Registrant.

As a result of the consummation of the Mergers, at the Effective Time, the Company became a wholly owned subsidiary of Permian Resources and was renamed “Earthstone Energy, LLC”. Pursuant to the Merger Agreement, Permian Resources is required to take all necessary corporate action so that prior to the Effective Time, the Permian Resources board is comprised of eleven directors and, upon the Effective Time, (i) one individual designated by the Company will be appointed to serve as a Class I director, with a term ending at the 2026 annual meeting of the combined company’s stockholders and (ii) one individual designated by the Company will be appointed to serve as a Class III director, with a term ending at the 2025 annual meeting of the combined company’s stockholders.

The information set forth in the Introductory Note, Item 2.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors and Named Executive Officers

In accordance with the terms of the Merger Agreement, Robert J. Anderson, Frank A. Lodzinski, Frost W. Cochran, David S. Habachy, Jay F. Joliat, Phillip D. Kramer, Ray Singleton, Douglas E. Swanson, Jr., Brad A. Thielemann, Zachary G. Urban and Robert L. Zorich, such members compromising all of the directors of the Company prior to the Effective Time, resigned as directors of the Company effective as of the Effective Time. None of these resignations were a result of any disagreement with the Company, its management or its board of directors. Earthstone Energy, LLC will be managed by its sole member, Permian Resources.

Also effective as of the Effective Time, Robert J. Anderson ceased to serve as the President and Chief Executive Officer of the Company, Mark Lumpkin, Jr. ceased to serve as the Executive Vice President and Chief Financial Officer of the Company, Steven C. Collins ceased to serve as Executive Vice President, Chief Operations Officer of the Company, Timothy D. Merrifield ceased to serve as Executive Vice President, Geology and Geophysics of the Company, and Tony Oviedo ceased to serve as Executive Vice President, Accounting and Administration of the Company. Earthstone Energy, LLC, as a member managed limited liability company, will be ultimately managed by the directors and officers of its sole member, Permian Resources.

Compensatory Arrangements

On October 31, 2023, the Compensation Committee of the Board of Directors (the “Earthstone Board”) of the Company (and, with respect to the amendment (the “Executive CIC Severance Plan Amendment”) to the Earthstone Energy, Inc. Second Amended and Restated Change in Control and Severance Benefit Plan (the “Executive CIC Severance Plan”), the Earthstone Board) approved:

•

transaction bonuses under the executive retention program previously disclosed by the Company and Permian Resources in the joint proxy statement/prospectus filed on September 26, 2023 for each of Messrs. Anderson, Lumpkin, Collins, Merrifield and Oviedo in an amount equal to 100% of each such officer’s annualized base salary ($650,000 for Mr. Anderson, $450,000 for each of Messrs. Lumpkin and Collins, $400,000 for Mr. Merrifield and $425,000 for Mr. Oviedo) to be paid on the Closing Date in recognition of their extraordinary efforts to consummate the Mergers;

•

an amendment to the award agreements governing all outstanding Earthstone RSUs to provide for a Cash Dividend Right (as defined in the Earthstone LTIP), or if the applicable award agreement already provides for a Cash Dividend Right, to clarify the language regarding such right, in either case, in accordance with the Earthstone LTIP, with such amendment subject to entry into a restrictive covenant agreement for certain officers and senior managers of the Company;

•

an amendment to the award agreements governing all outstanding Earthstone PSUs to (i) provide for a Cash Dividend Right, or if the applicable award agreement already provides for a Cash Dividend Right, to clarify the language regarding such right, in either case, in accordance with the Earthstone LTIP, and (ii) provide for vesting of such awards at the maximum performance level immediately prior to the Effective Time, in each case, with such amendment subject to entry into a restrictive covenant agreement for certain officers and senior managers of the Company; and

•	the Executive CIC Severance Plan Amendment, which, in addition to making certain administerial and clarifying changes to the Executive CIC Severance Plan:

(i)

requires payment of 100% of each Eligible Individual’s AIP (each such capitalized term as defined in the Executive CIC Severance Plan) for the 2023 annual incentive year to the extent such Eligible Individual’s employment is terminated without Cause or such Eligible Individual resigns for a CIC Good Reason (each such capitalized term as defined in the Executive CIC Severance Plan and referred to herein as a “Qualifying Termination”) following the Effective Time and during the fourth calendar quarter of 2023 rather than a prorated AIP (provided, that if an Eligible Individual experiences a Qualifying Termination during the fourth calendar quarter of 2023 but following payment of his or her AIP for 2023, such Eligible Individual shall not be eligible to receive an additional AIP for 2023);

(ii)

revises the definition of “AIP” for scheduled Eligible Individuals (including each of Messrs. Anderson, Lumpkin, Collins, Merrifield and Oviedo) for Qualifying Terminations that occur after October 31, 2023 but on or prior to December 31, 2023 to mean the annual incentive payment determined by multiplying such Eligible Individual’s target annual incentive payment opportunity for 2023 by (x) if the Eligible Individual was employed by the Company or any of its affiliates in 2022 and eligible to receive a full annual incentive payment for the 2022 annual incentive year, such Eligible Individual’s annual incentive performance multiplier for the 2022 annual incentive year, based on actual performance, or (y) if the Eligible Individual was not employed by the Company or any of its affiliates in 2022 or was not eligible to receive a full annual incentive payment for the 2022 annual incentive year, the annual incentive performance multiplier that applied for similarly situated employees of the Company or any of its affiliates for the 2022 annual incentive year, based on actual performance;

(iii)

revises provisions pertaining to the timing of payments of premiums for continued health coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended for the relevant periods provided for under the Executive CIC Severance Plan (the “COBRA Premium Period”) to require that such payments be made by the Company in a single lump sum on the same date that other cash Severance Obligations (as defined in the Executive CIC Severance Plan) are paid under the Executive CIC Plan, rather than in monthly installments over the relevant COBRA Premium Period;

(iv)

requires cash Severance Obligations to be paid (unless otherwise agreed) within ten business days following the date on which an Eligible Individual’s general release of claims becomes irrevocable; and

(v)	subjects all Severance Obligations to a revised general release of claims.

The second and third bullets under Item 2.02 are incorporated by reference into this Item 5.02. The foregoing descriptions of the amendment to the award agreements governing all outstanding Earthstone RSUs, the amendment to the award agreements governing all outstanding Earthstone PSUs, and the Executive CIC Severance Plan Amendment are subject to and qualified in their entirety by reference to Exhibits 10.1, 10.2 and 10.3 of this Current Report on Form 8-K, which are incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Mergers, on November 1, 2023, the certificate of formation and limited liability company agreement of Merger Sub II as in effect immediately prior to the effective time of the Subsequent Company Merger, as set forth in Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, became the certificate of formation and limited liability company agreement (the “Original LLC Agreement”) of the Surviving Company.

On November 1, 2023, the Original LLC Agreement was amended and restated by the Amended and Restated Limited Liability Company Agreement of Earthstone Energy, LLC.

The foregoing description is a summary only, does not purport to be complete, and is subject to and qualified in its entirety by reference to Exhibits 3.1, 3.2 and 3.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1†	Agreement and Plan of Merger, dated as of August 21, 2023, among Permian Resources Corporation, Smits Merger Sub I Inc., Smits Merger Sub II LLC, Permian Resources Operating, LLC, Earthstone Energy, Inc. and Earthstone Energy Holdings, LLC (incorporated by reference to Exhibit 2.1 to Earthstone Energy Inc.’s Current Report on Form 8-K (File No. 001-35049) filed with the SEC on August 22, 2023).

3.1*	Certificate of Formation of Smits Merger Sub II LLC.

3.2*	Limited Liability Company Agreement of Smits Merger Sub II LLC.

3.3*	Amended and Restated Limited Liability Company Agreement of Earthstone Energy, LLC.

10.1†*	Global Amendment to Restricted Stock Unit Award Agreements.

10.2†*	Global Amendment to Performance-Based Award Agreements.

10.3*	First Amendment to the Earthstone Energy, Inc. Second Amended and Restated Change in Control and Severance Benefit Plan.

*	Filed herewith.
†	Certain schedules, annexes or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K, but will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, LLC
(as successor in interest to Earthstone Energy, Inc.)

By: Permian Resources Corporation, its sole member

Dated: November 3, 2023	By:	/s/ Guy Oliphint
	Name:	Guy M. Oliphint
	Title:	Executive Vice President and Chief Financial Officer